UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

Activant Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-49389	94-2160013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7683 Southfront Road

Livermore, California 94551

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (925) 449-0606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing. In furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements related to the proposed offering of senior notes by Eagle Parent, Inc., the Transactions and the financing thereof. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the filings with the Securities and Exchange Commission of the registrant. Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, the registrant expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the registrant does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

In connection with a senior notes offering by Eagle Parent, Inc. (“Eagle Parent”), Activant Solutions Inc. (the “Company”) is disclosing under this Item 701 of this Current Report on Form 8-K the information included in Exhibit 99.1. This information, some of which has not been previously reported (including the sources and uses of the proposed senior notes offering, new credit facilities, equity contribution (directly or indirectly) to Eagle Parent, the merger of Activant Group Inc. (“Activant Group”), the parent company of the Company, and Sun5 Merger Sub, Inc. (“Activant Merger Sub”), a wholly-owned subsidiary of Eagle Parent and the merger of Element Merger Sub, Inc. (“Epicor Merger Sub”), a wholly-owned subsidiary of Eagle Parent, and Epicor Software Corporation (“Epicor”) (collectively, the “Transactions”); a reconciliation of Adjusted EBITDA to net income; certain unaudited pro forma financial information; and the pro forma capitalization table) is excerpted from the Confidential Preliminary Offering Memorandum dated May 2, 2011 that is being circulated in connection with the senior notes offering by Eagle Parent. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the senior notes being offered by Eagle Parent.

This information includes certain unaudited pro forma financial information of Eagle Parent for the fiscal year ended September 30, 2010, six month periods ended March 31, 2010 and March 31, 2011 and the twelve months ended March 31, 2011 for informational purposes for interested investors, which is set forth on Exhibit 99.1, attached hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing. This information, including the pro forma financial information, was prepared by Eagle Parent in connection with the senior notes offering by Eagle Parent and was not prepared by the Company. The pro forma financial information was prepared by Eagle Parent with financial information provided by the Company, but the Company makes no representation or warranty as to the accuracy or completeness of the information included in this Item 9.01 and in the accompanying Exhibit 99.1.

(d) Exhibits.

Exhibit	Description

99.1	Excerpts from the Eagle Parent, Inc. Confidential Preliminary Offering Memorandum dated May 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVANT SOLUTIONS INC.

By:	/S/ TIMOTHY F. TAICH
Name:	Timothy F. Taich
Title:	Vice President and General Counsel

Date: May 2, 2011